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                                                                 EXHIBIT 99.1





                                                             November 9, 1999

     I hereby consent to the use of my name as a nominee for director of NetRatings, Inc. in the Registration Statement Form S-1 filed by NetRatings, Inc. and all amendments thereto.

                                                 /S/  JOHN A. DIMLING
                                                 ----------------------------
                                                 John A. Dimling